Other non-current assets	12 Months Ended
Dec. 31, 2016
Other Assets, Noncurrent [Abstract]
Other non-current assets

As of July 16, 2014, Zim Integrated Services (“Zim”) and its creditors, including vessel and container lenders, ship-owners, shipyards, unsecured lenders and bond holders, entered into definitive documentation to restructure its debt. Based on this agreement, the Company received equity securities representing 1.2% of Zim’s equity and $8,229 aggregate principal amount of unsecured interest bearing Zim notes maturing in 2023 consisting of $1,452 of 3.0% Series 1 Notes due 2023 amortizing subject to available cash flows in accordance with a corporate mechanism and $6,777 of 5.0% Series 2 Notes due 2023 non-amortizing (of the 5% interest, 3% is payable quarterly in cash and 2% interest is accrued quarterly with deferred cash payment on maturity) in exchange for amounts owed by Zim to the Company under their charter agreements. The Company calculated the fair value of the instruments received by Zim based on the agreement discussed above, available information on Zim and other similar contracts with similar terms, maturities and interest rates, and recorded at fair value of $676 in relation to the Series 1 Notes, $3,567 in relation to the Series 2 Notes and $7,802 in relation to its equity participation in Zim. The difference between the aggregate fair value of the debt and equity securities received from Zim and the then net carrying value of the amounts due from Zim of $2,888 was written-off in 2014.

The Company accounts on a quarterly basis, for the fair value unwinding of the Series 1 and Series 2 Notes, until the book value of the instruments equals their face value on maturity. During the year ended December 31, 2016, the Company recorded $659in relation to their fair value unwinding ($798for the year ended December 31, 2015), which is included in “Interest income” in the consolidated statement of income for the year ended December 31, 2016. The Company has classified such debt and equity securities under other non-current assets, since it has no intention to sell the securities in the near term. The Series 1 and Series 2 Zim Notes are carried at amortized cost in the accompanying consolidated balance sheet as at December 31, 2016, which approximates their fair value as of such date. These financial instruments are not measured at fair value on a recurring basis. During the year ended December 31, 2016, the Company received $46 capital redemptionof the Series 1 Notes, reducing the principal to $1,406. As of December 31, 2016, the Company has assessed for other than temporary impairment of its investment in Series 1 and Series 2 Notes and has concluded that no impairment should be recorded.

The Zimequity securities are carried at cost less impairment, which at inception approximates the fair value of the instruments considering that it related to a nonmonetary exchange (as described above). As of December 31, 2016, in accordance with the accounting guidance relating to loss in value of an investment that is other than a temporary decline, the Company recognized an impairment loss of $4,000 on its investment in equity securities in Zim, which is included in General and administrative expenses in the 2016 consolidated statement of income. The value of the investment in equity securities in Zim is based on management’s best estimate of the realizable value of the investment and involved the use of internal inputs and assumptions (Level 3 inputs of the fair value hierarchy) which included management’s consideration of the current freight market and its medium term prospects and the effects of the operational and commercial restructuring that ZIM has proceeded within 2016 (Level 3inputs of the fair value hierarchy). No dividends have been received from Zim since July 16, 2014.